UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 11, 2018

TAYLOR MORRISON HOME CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35873	90-0907433
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ 85251

(Address of principal executive offices)

(480) 840-8100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 17, 2018, Taylor Morrison Home Corporation (the “Company”) and certain of its shareholders (the “Selling Stockholders”) affiliated with TPG TMM Holdings, II L.P. (the “TPG holding vehicle”) completed the sale of 19,206,656 shares of Class A common stock in an underwritten public offering (the “Public Offering”) at a purchase price per share paid by the underwriters of $27.14, consisting of (i) 17,706,924 shares of Class A common stock offered by the Company and (ii) 1,499,732 shares of Class A common stock offered by the Selling Stockholders.

In addition, on January 17, 2018, in a series of transactions (the “Sponsor Repurchase”), the Company purchased an aggregate of 3,750,000 partnership units (“New TMM Units”) in its subsidiary, TMM Holdings II Limited Partnership (“New TMM”), (and corresponding shares of the Company’s Class B common stock) from the equity sponsors at a purchase price per unit equal to the price per share paid by the underwriters for the Class A common stock in the Public Offering.

The Public Offering

The Company used all of the net proceeds that it received from the Public Offering to purchase New TMM Units, along with shares of the Company’s Class B common stock, held by certain of its shareholders, including the TPG holding vehicle and OCM TMM Holdings II, L.P. (the “Oaktree holding vehicle”). The aggregate number of New TMM Units (each paired with one share of Class B common stock) purchased by the Company in connection with the Public Offering is equal to the number of shares of Class A common stock sold in the Public Offering.

The Public Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3ASR (File No. 333-216864) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 22, 2017. The terms of the Public Offering are described in a Prospectus dated March 22, 2017, as supplemented by a Prospectus Supplement dated January 11, 2018 (filed with the Commission on January 16, 2018).

In connection with the Public Offering, on January 11, 2018, the Company entered into a purchase agreement (the “Purchase Agreement”) with each of the TPG holding vehicle and the Oaktree holding vehicle. Pursuant to the Purchase Agreement, the Company agreed to purchase 8,853,462 New TMM Units (and corresponding shares of Class B common stock) held by the TPG holding vehicle and 8,853,462 New TMM Units (and corresponding shares of Class B common stock) held by the Oaktree holding vehicle, in each case at a per unit price equal to the per share price paid by the underwriters for shares of Class A common stock in the Public Offering. The Purchase Agreement includes customary representations, warranties and covenants by the Company. The purchase of the New TMM Units from the TPG holding vehicle and the Oaktree holding vehicle pursuant to the Purchase Agreement was consummated promptly following the Public Offering.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Purchase Agreement, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this report.

The Sponsor Repurchase

In connection with the Sponsor Repurchase, on January 11, 2018, the Company entered into a purchase agreement (the “Sponsor Repurchase Agreement”) with each of the TPG holding vehicle and the Oaktree holding vehicle. Pursuant to the Sponsor Repurchase Agreement, the Company agreed to purchase 1,875,000 New TMM Units (and corresponding shares of Class B common stock) held by the TPG holding vehicle and 1,875,000 New TMM Units (and corresponding shares of Class B common stock) held by the Oaktree holding vehicle, in each case at a per unit price equal to the per share price paid by the underwriters for shares of Class A common stock in the Public Offering. The Sponsor Repurchase Agreement includes customary representations, warranties and covenants by the Company. The Sponsor Repurchase was funded using existing cash on hand and was consummated promptly following the Public Offering.

Concurrently with the execution of the Sponsor Repurchase Agreement, the Company concurrently entered into a purchase agreement with New TMM, and under this agreement, repurchased 3,750,000 New TMM Units from the Company at a purchase price per unit price equal to the per share price paid by the underwriters for shares of Class A common stock in the Public Offering.

In connection with the Sponsor Repurchase, on January 11, 2018, a wholly owned subsidiary of the Company and general partner of New TMM, entered into the Second Amendment to the Amended and Restated Agreement of Exempted Limited Partnership (the “Amendment”). The Amendment expressly permits the consummation of the transactions contemplated by the Sponsor Repurchase.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Sponsor Purchase Agreement or the Amendment, and is qualified in its entirety by reference to the full text of the Sponsor Purchase Agreement or the Amendment, as applicable, which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference into this report.

Following the consummation of the Public Offering and the transactions contemplated by the Purchase Agreement and the Sponsor Repurchase Agreement, the sponsors ceased to beneficially own any equity securities of the Company or New TMM.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Public Offering and the Sponsor Repurchase, pursuant to the Stockholders Agreement, dated as of April 9, 2013 (as amended, the “Stockholders Agreement”), among the Company and the stockholders party thereto, each of the TPG holding vehicle and the Oaktree holding vehicle ceased to be entitled to any director designees on the Company’s Board of Directors.

Effective as of the closing of the Public Offering on January 17, 2018, each of Mr. Kelvin Davis and Mr. James Sholem, the director designees of TPG, and each of Mr. Jason Keller and Mr. Rajath Shourie, the director designees of Oaktree, resigned from the Company’s Board of Directors. The resignations are not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. Effective with the resignations, the Board of Directors decreased the number of directors comprising the Board from 9 directors to 5 directors.

Effective with the resignations of Mr. Davis and Mr. Shourie, Ms. Anne Mariucci will replace Mr. Shourie as a member and chairperson of the compensation committee and Mr. David Merritt will replace Mr. Davis as a member of the compensation committee. Ms. Mariucci and Mr. Merritt will receive compensation customarily due to a member and/or chairperson of a Company board committee, as applicable.

Item 8.01 Other Events

In connection with the Public Offering, on January 11, 2018, the Company and New TMM entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the underwriters thereunder, and the Selling Stockholders. The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides that the Company and the Selling Stockholders will indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement, and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference into this report.

On January 11, 2018, the Company issued a press release announcing the launch of the Public Offering, which is attached hereto as Exhibit 99.1, and also issued a press release announcing the pricing of the Public Offering, which is attached hereto as Exhibit 99.2.

The legality opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP is attached hereto as Exhibit 5.1, and is incorporated by reference into this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 11, 2018, by and among Taylor Morrison Home Corporation, TMM Holdings II Limited Partnership, Citigroup Global Markets Inc., as representative of the several underwriters named in Schedule A thereto, and the selling stockholders named in Schedule A thereto.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, dated January 17, 2018.

10.1	Purchase Agreement, dated as of January 11, 2018, by and among Taylor Morrison Home Corporation and certain sellers named in Schedule I thereto.

10.2	Purchase Agreement, dated as of January 11, 2018, by and among Taylor Morrison Home Corporation and certain sellers named in Schedule I thereto.

10.3	Second Amendment to the Amended and Restated Agreement of Exempted Limited Partnership of TMM Holdings II Limited Partnership, dated January 11, 2018.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated January 11, 2018.

99.2	Press Release, dated January 11, 2018.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 11, 2018, by and among Taylor Morrison Home Corporation, TMM Holdings II Limited Partnership, Citigroup Global Markets Inc., as representative of the several underwriters named in Schedule A thereto, and the selling stockholders named in Schedule A thereto.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, dated January 17, 2018.

10.1	Purchase Agreement, dated as of January 11, 2018, by and among Taylor Morrison Home Corporation and certain sellers named in Schedule I thereto.

10.2	Purchase Agreement, dated as of January 11, 2018, by and among Taylor Morrison Home Corporation and certain sellers named in Schedule I thereto.

10.3	Second Amendment to the Amended and Restated Agreement of Exempted Limited Partnership of TMM Holdings II Limited Partnership, dated January 11, 2018.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated January 11, 2018.

99.2	Press Release, dated January 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAYLOR MORRISON HOME CORPORATION

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: January 17, 2018